EXHIBIT 10.2

Lock-Up Agreement

Joseph Stevens & Company, Inc.

59 Maiden Lane, 32nd Floor

New York, NY 10038

Re:          The Power Efficiency Corporation Lock-Up Agreement

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to the private placement offering (the “Offering”) by Power Efficiency Corporation, a Delaware corporation (the “Company”), of Units comprised of shares of common stock of the Company, par value $0.001 per share (the “Common Stock”) and warrants to purchase Common Stock.  Capitalized terms used and otherwise not defined herein shall have the meanings set forth in the Placement Agency Agreement dated June 1, 2005 (the “Placement Agency Agreement”), by and between the Company and Joseph Stevens & Company, Inc. (“Joseph Stevens”).

In order to induce Joseph Stevens to act as placement agent for the Company in connection with the Offering, the undersigned hereby agrees that, except as set forth herein, without the prior written consent of Joseph Stevens during the Lock-Up Period (as defined below), the undersigned shall not:

(a)           directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and/or

(b)           establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration

As used herein, the term “Lock-Up Period” means the period beginning on the date hereof and ending on the twelve (12) month anniversary of the initial closing date of the Offering; provided, however, that  the Lock-Up Period shall terminate if at any time after the date which is ninety (90) days after the date upon which the Registration Statement is declared effective, the 20-day average of the closing bid price of the shares of Common Stock on the OTC Bulletin Board exceeds two hundred percent (200%) of the Common Stock Purchase Price.

As used herein, the term “Relevant Security” means any shares of Common Stock or any other debt, equity, option, warrant or other security or instrument (“Other Securities”) of or binding upon the Company or any subsidiary thereof that is convertible into, or exercisable or exchangeable for, shares of Common Stock or any Other Securities of the Company or any subsidiary thereof or that holds the right to acquire any shares Common Stock or Other Securities of the Company or any subsidiary thereof.

The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities.

Except for the Registration Statement (as defined in the Placement Agency Agreement), as to which Joseph Stevens has agreed the undersigned may exercise any rights described in (y) below, the undersigned hereby further agrees that, without the prior written consent of Joseph Stevens during the Lock-Up Period the undersigned shall not:

(x)           file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security, and/or

(y)           exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms.  Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof.  Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

It is understood that if the Company notifies Joseph Stevens that it does not intend to proceed with the Offering or if the Placement Agency Agreement shall terminate, or be terminated, prior to the initial closing contemplated thereby, the undersigned, upon the occurrence of any such event and without further act by or on the part of Joseph Stevens, will be released from his, her or its obligation under this Agreement.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.  Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

Dated: June     , 2005

Very truly yours,

Print Name:

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